Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. Sec.1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Sharon C. Kaiser does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of her knowledge, the Quarterly Report of Cornerstone Healthcare Plus REIT, Inc. on Form 10-Q for the period ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cornerstone Healthcare Plus REIT, Inc.

/s/ SHARON C. KAISER
Date: November 14, 2011	Sharon C. Kaiser
President and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)